Exhibit 99.2

Investor Contact

Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

email: investorrelations@acegroup.com	Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect ACE’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business	4
	- Consolidating Statement of Operations	5
	- Catastrophe Losses	6

III.	Segment Results
	- Insurance - North American	7
	- Insurance - Overseas General	8
	- Global Reinsurance	9
	- Life	10

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	11
	- Reinsurance Recoverable Analysis	12
	- Investment Portfolio	13 - 19
	- Net Realized and Unrealized Gains (Losses)	20
	- Capital Structure	21 - 22
	- Computation of Basic and Diluted Earnings Per Share	23

V.	Other Disclosures
	- Non-GAAP Financial Measures	24
	- Book Value and Book Value per Common Share	25
	- Comprehensive Income	26
	- Glossary	27

ACE Limited
Consolidated Financial Highlights
(in millions of U.S. dollars, except share, per share data, and ratios) (Unaudited)

	Three months ended March 31		% Change 1Q-11 vs. 1Q-10
	2011	2010

Gross premiums written	$4,644	$4,790	-3%

Net premiums written	$3,446	$3,571	-4%

Adjusted net premiums written*	$3,520	$3,500	1%

Net premiums earned	$3,309	$3,277	1%

Net investment income	$544	$504	8%

Net income	$259	$755	-66%

Income excluding net realized gains (losses) (1)	$268	$579	-54%

Comprehensive income	$447	$1,058	-58%

Operating cash flow	$1,003	$823	22%

P&C combined ratio
Loss and loss expense ratio	73.4%	61.9%
Underwriting and administrative expense ratio	31.6%	30.9%

Combined ratio	105.0%	92.8%

Annualized ROE**	4.9%	12.0%

Annualized ROE on net income	4.5%	15.0%

Effective tax rate on income excluding net realized gains (losses)	27.0%	17.4%

Diluted earnings per share
Income excluding net realized gains (losses)(1)	$0.79	$1.70	-54%
Net income	$0.76	$2.22	-66%

Book value per common share	$69.33	$60.94	14%
Tangible book value per common share	$55.31	$49.48	12%
Weighted average basic common shares outstanding	337.1	338.5
Weighted average diluted common shares outstanding	339.7	339.9
Debt/total capitalization	16.7%	13.6%

(1)	See Non-GAAP Financial Measures.

*	Adjusted net premiums written is net premiums written adjusted for reinstatement premiums and large risk management contracts.

**	Calculated using income excluding net realized gains (losses) divided by average shareholders’ equity for the period excluding unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity. To annualize a quarterly rate, multiply by four.

Financial Highlights	Page 1

ACE Limited
Consolidated Results - Consecutive Quarters
(in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	1Q-11	4Q-10	3Q-10	2Q-10	1Q-10	Full Year 2010
Consolidated Results Excluding Life Segment
Gross premiums written	$4,228	$4,152	$4,624	$4,756	$4,400	$17,932
Net premiums written	3,037	3,015	2,922	3,029	3,186	12,152
Net premiums earned	2,910	3,184	3,036	2,845	2,897	11,962
Losses and loss expenses	2,135	1,854	1,768	1,671	1,790	7,083
Policy benefits	—	—	—	1	3	4
Policy acquisition costs	494	575	542	470	493	2,080
Administrative expenses	426	445	374	409	402	1,630

Underwriting income (loss) excluding Life segment	(145)	310	352	294	209	1,165
Life underwriting income excluding investment income	51	59	50	53	46	208
Net investment income	544	532	516	518	504	2,070
Net realized gains (losses)	(45)	305	(50)	9	168	432
Interest expense	63	62	58	52	52	224
Other income (expense) (1)	14	(10)	25	(3)	4	16
Income tax expense	97	133	160	142	124	559

Net income	259	1,001	675	677	755	3,108
Net realized gains (losses)	(45)	305	(50)	9	168	432
Net realized gains (losses) in other income (expense) (1)	34	17	39	3	10	69
Tax expense (benefit) on net realized gains (losses)	(2)	23	2	23	2	50

Income excluding net realized gains (losses) (2)	$268	$702	$688	$688	$579	$2,657

% Change versus prior year period(3)
Net premiums written	-5%	3%	5%	-1%	4%	3%
Adjusted net premiums written (Excluding Life)	0%
Net premiums earned	0%	6%	0%	-2%	1%	1%

Other ratios
Net premiums written/gross premiums written	72%	73%	63%	64%	72%	68%
Effective tax rate on income excluding net realized gains (losses)	27.0%	13.5%	18.7%	14.7%	17.4%	16.1%

P&C combined ratio (3)
Loss and loss expense ratio	73.4%	58.2%	58.2%	58.8%	61.9%	59.2%
Policy acquisition cost ratio	16.9%	18.1%	17.9%	16.5%	17.0%	17.4%
Administrative expense ratio	14.7%	14.0%	12.3%	14.4%	13.9%	13.6%

Combined ratio	105.0%	90.3%	88.4%	89.7%	92.8%	90.2%

P&C expense ratio	31.6%	32.1%	30.2%	30.9%	30.9%	31.0%
P&C expense ratio excluding A&H	27.3%	28.2%	25.7%	26.5%	26.9%	26.8%
P&C expense ratio excluding reinstatement premiums	30.8%

Large losses and other items (before tax) (3)
Reinstatement premiums (expensed) collected	$(74)	$1	$(6)	$(5)	$(25)	$(35)
Catastrophe losses	$415	$51	$91	$76	$148	$366
Prior period development excluding Life - unfavorable (favorable) (4)	$(93)	$(57)	$(201)	$(149)	$(96)	$(503)
Loss and loss expense ratio excluding catastophe losses and prior period development	60.8%	58.5%	61.7%	61.2%	61.1%	60.6%

(1)	Net realized investment and derivative losses related to unconsolidated entities.

(2)	See Non-GAAP Financial Measures.

(3)	Presented excluding the Life segment to allow for comparison and analysis with earnings guidance. This is a non-GAAP measure.

(4)	For Q1 2010, prior period favorable development is net of $45 million for the annual crop insurance profit-sharing commission that is included in the expense ratio.

Consolidated Results	Page 2

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data)

	March 31 2011	December 31 2010
	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$38,718	$37,539
Fixed maturities held to maturity, at amortized cost	9,270	9,501
Equity securities, at fair value	537	692
Short-term investments, at fair value	2,375	1,983
Other investments	1,839	1,692

Total investments	52,739	51,407
Cash	1,115	772
Securities lending collateral	1,326	1,495
Insurance and reinsurance balances receivable	4,102	4,233
Reinsurance recoverable on losses and loss expenses	13,749	12,871
Deferred policy acquisition costs	1,725	1,641
Value of business acquired	745	634
Prepaid reinsurance premiums	1,540	1,511
Goodwill and other intangible assets	4,729	4,664
Deferred tax assets	703	769
Investments in partially owned insurance companies	348	360
Other assets	3,399	2,998

Total assets	$86,220	$83,355

Liabilities
Unpaid losses and loss expenses	$38,843	$37,391
Unearned premiums	6,533	6,330
Future policy benefits	3,480	3,106
Insurance and reinsurance balances payable	3,277	3,282
Securities lending payable	1,346	1,518
Payable for securities purchased	613	292
Accounts payable, accrued expenses, and other liabilities	3,684	3,495
Short-term debt	1,401	1,300
Long-term debt	3,358	3,358
Trust preferred securities	309	309

Total liabilities	62,844	60,381

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	21,594	21,380
Accumulated other comprehensive income (AOCI)	1,782	1,594

Total shareholders’ equity	23,376	22,974

Total liabilities and shareholders’ equity	$86,220	$83,355

Book value per common share (1)	$69.33	$68.59
% change over prior quarter	1%	2%
Tangible book value per common share (1)	$55.31	$54.66
% change over prior quarter	1%	-2%

(1)	See Non-GAAP Financial Measures.

Consol Bal Sheet	Page 3

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	1Q-11	% of Total Consolidated	1Q-10	% of Total Consolidated	% Change 1Q-11 vs. 1Q-10	% Change 1Q-11 vs. 1Q-10 Adjusted (3)
Net premiums written
Property and all other	$1,087	31%	$1,082	30%	0%	5%
Casualty	1,307	38%	1,516	42%	-14%	-8%

Subtotal	2,394	69%	2,598	72%	-8%	-2%
Personal accident (A&H) (1)	891	26%	845	24%	5%	5%
Life (2)	161	5%	128	4%	26%	26%

Total consolidated	$3,446	100%	$3,571	100%	-4%	1%

Add: Life deposits on investment contracts	117		55		113%	113%

Non-GAAP total net premium written	$3,563		$3,626		-2%	2%

Net premiums earned
Property and all other	$921	28%	$916	28%	1%
Casualty	1,380	42%	1,427	44%	-3%

Subtotal	2,301	70%	2,343	72%	-2%
Personal accident (A&H) (1)	855	26%	810	25%	6%
Life (2)	153	4%	124	3%	23%

Total consolidated	$3,309	100%	$3,277	100%	1%

Income excluding net realized gains (losses)
Property, casualty, and all other	$117	44%	$443	77%	-74%
Personal accident (A&H) (1)	113	42%	101	17%	12%
Life (2)	38	14%	35	6%	9%

Total consolidated	$268	100%	$579	100%	-54%

(1)	Consolidated A&H includes Combined Insurance which is reported in the Insurance - Overseas General and Life segments.

(2)	Excludes the North America A&H business from Combined Insurance which is included in the Life segment.

(3)	Adjusted for reinstatement premiums and large risk management contracts.

Line of Business	Page 4

ACE Limited Consolidating Statement of Operations Three months ended March 31, 2011 and 2010 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated Excluding Life Segment	Life	ACE Consolidated
March 31, 2011
Gross premiums written	$1,958	$1,940	$330	$—	$4,228	$416	$4,644
Net premiums written	1,285	1,437	315	—	3,037	409	3,446
Net premiums earned	1,346	1,304	260	—	2,910	399	3,309
Losses and loss expenses	994	862	279	—	2,135	128	2,263
Policy benefits	—	—	—	—	—	91	91
Policy acquisition costs	136	312	46	—	494	61	555
Administrative expenses	148	224	12	42	426	68	494

Underwriting income (loss)	68	(94)	(77)	(42)	(145)	51	(94)
Net investment income	295	131	72	—	498	46	544
Net realized gains (losses)	(11)	(9)	(13)	1	(32)	(13)	(45)
Interest expense	4	1	—	55	60	3	63
Other income (expense)	16	2	6	(5)	19	(5)	14
Income tax expense (benefit)	89	19	10	(34)	84	13	97

Net income (loss)	275	10	(22)	(67)	196	63	259
Net realized gains (losses)	(11)	(9)	(13)	1	(32)	(13)	(45)
Net realized gains (losses) in other income (expense)	24	5	4	—	33	1	34
Tax expense (benefit) on net realized gains (losses)	1	(3)	—	—	(2)	—	(2)

Income (loss) excluding net realized gains (losses) (1)	$263	$11	$(13)	$(68)	$193	$75	$268

March 31, 2010
Gross premiums written	$2,130	$1,871	$399	$—	$4,400	$390	$4,790
Net premiums written	1,395	1,420	371	—	3,186	385	3,571
Net premiums earned	1,370	1,251	276	—	2,897	380	3,277
Losses and loss expenses	938	701	151	—	1,790	131	1,921
Policy benefits	—	3	—	—	3	84	87
Policy acquisition costs	156	283	54	—	493	61	554
Administrative expenses	148	202	12	40	402	58	460

Underwriting income (loss)	128	62	59	(40)	209	46	255
Net investment income	278	114	69	—	461	43	504
Net realized gains (losses)	80	22	31	(8)	125	43	168
Interest expense	—	—	—	52	52	—	52
Other income (expense)	5	(2)	4	—	7	(3)	4
Income tax expense (benefit)	104	14	10	(18)	110	14	124

Net income (loss)	387	182	153	(82)	640	115	755
Net realized gains (losses)	80	22	31	(8)	125	43	168
Net realized gains (losses) in other income (expense)	—	5	4	—	9	1	10
Tax expense (benefit) on net realized gains (losses)	2	1	—	(2)	1	1	2

Income (loss) excluding net realized gains (losses) (1)	$309	$156	$118	$(76)	$507	$72	$579

(1)	See Non-GAAP Financial Measures.

Segment 2011 Qtr	Page 5

ACE Limited Segment Results - First Quarter Catastrophe Loss Charges (in millions of U.S. dollars) (Unaudited)

First Quarter Catastrophe Loss Charges - 2011

Catastrophe Loss Charges- By Event	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Total	Total impact after reinstatement premiums and income tax

Gross loss				$1,495
Net loss
Japan earthquake	$52	$62	$101	$215	$213
New Zealand earthquake	—	62	35	97	119
Australian storms(1)	3	63	16	82	96
U.S. winter storms	21	—	—	21	15

Total	76	187	152	415	443

Reinstatement premiums (expensed) collected	(12)	(63)	1	(74)

Net premium earned (expensed)	(12)	(63)	1	(74)

Total impact before income tax	$88	$250	$151	$489

(1)	There was $15 million of after-tax favorable prior period development in the first quarter related to the fourth quarter Australian storms that is not netted in the $96 million.

Catastrophe Losses	Page 6

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - North American

	1Q-11	4Q-10	3Q-10	2Q-10	1Q-10	Full Year 2010
Gross premiums written	$1,958	$2,256	$2,759	$2,649	$2,130	$9,794
Net premiums written	1,285	1,519	1,445	1,438	1,395	5,797
Net premiums earned	1,346	1,511	1,444	1,326	1,370	5,651
Losses and loss expenses	994	1,030	1,026	924	938	3,918
Policy acquisition costs	136	178	165	126	156	625
Administrative expenses	148	154	112	147	148	561

Underwriting income	68	149	141	129	128	547
Net investment income	295	286	287	287	278	1,138
Net realized gains (losses)	(11)	254	(2)	85	80	417
Interest expense	4	3	6	—	—	9
Other income (expense)	16	1	20	(4)	5	22
Income tax expense	89	114	108	110	104	436

Net income	275	573	332	387	387	1,679
Net realized gains (losses)	(11)	254	(2)	85	80	417
Net realized gains (losses) in other income (expense)	24	3	20	1	—	24
Tax expense (benefit) on net realized gains (losses)	1	14	(2)	12	2	26

Income excluding net realized gains (losses) (1)	$263	$330	$312	$313	$309	$1,264

Combined ratio
Loss and loss expense ratio	73.8%	68.1%	71.0%	69.7%	68.5%	69.3%
Policy acquisition cost ratio	10.1%	11.8%	11.4%	9.5%	11.4%	11.1%
Administrative expense ratio	11.1%	10.2%	7.8%	11.1%	10.8%	9.9%

Combined ratio	95.0%	90.1%	90.2%	90.3%	90.7%	90.3%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$(12)	$1	$1	$(3)	$(3)	$(4)
Catastrophe losses	$76	$21	$17	$53	$52	$143
Prior period development - unfavorable (favorable) (2)	$(35)	$46	$(35)	$(73)	$(45)	$(107)
Loss and loss expense ratio excluding catastophe losses and prior period development	70.2%	63.7%	72.4%	71.0%	71.1%	69.4%

% Change versus prior year period
Net premiums written	-8%	7%	5%	-1%	0%	3%
Adjusted net premiums written (3)	0%
Net premiums earned	-2%	11%	-2%	-6%	-5%	-1%

Other ratios
Net premiums written/gross premiums written	66%	67%	52%	54%	65%	59%

(1)	See Non-GAAP Financial Measures.

(2)	For Q1 2010, prior period favorable development is net of $45 million for the annual crop insurance profit-sharing commission that is included in the expense ratio.

(3)	Adjusted net premiums written is net premiums written adjusted for reinstatement premiums and large risk management contracts.

Insurance-North American	Page 7

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - Overseas General

	1Q-11	4Q-10	3Q-10	2Q-10	1Q-10	Full Year 2010
Gross premiums written	$1,940	$1,750	$1,584	$1,787	$1,871	$6,992
Net premiums written	1,437	1,353	1,205	1,302	1,420	5,280
Net premiums earned	1,304	1,405	1,321	1,263	1,251	5,240
Losses and loss expenses	862	697	605	644	701	2,647
Policy benefits	—	—	—	1	3	4
Policy acquisition costs	312	346	326	296	283	1,251
Administrative expenses	224	227	204	207	202	840

Underwriting income	(94)	135	186	115	62	498
Net investment income	131	128	118	115	114	475
Net realized gains (losses)	(9)	21	32	48	22	123
Interest expense	1	1	—	—	—	1
Other income (expense)	2	8	4	3	(2)	13
Income tax expense	19	37	63	59	14	173

Net income	10	254	277	222	182	935
Net realized gains (losses)	(9)	21	32	48	22	123
Net realized gains (losses) in other income (expense)	5	7	9	1	5	22
Tax expense (benefit) on net realized gains (losses)	(3)	3	6	13	1	23

Income excluding net realized gains (losses) (1)	$11	$229	$242	$186	$156	$813

Combined ratio
Loss and loss expense ratio	66.1%	49.6%	45.8%	51.0%	56.3%	50.6%
Policy acquisition cost ratio	23.9%	24.6%	24.7%	23.5%	22.6%	23.9%
Administrative expense ratio	17.2%	16.1%	15.5%	16.4%	16.1%	16.0%

Combined ratio	107.2%	90.3%	86.0%	90.9%	95.0%	90.5%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$(63)	$—	$(7)	$(2)	$(24)	$(33)
Catastrophe losses	$187	$25	$25	$18	$64	$132
Prior period development - unfavorable (favorable)	$(44)	$(91)	$(117)	$(45)	$(37)	$(290)
Loss and loss expense ratio excluding catastophe losses and prior period development	52.8%	54.4%	52.5%	53.0%	53.1%	53.3%

% Change versus prior year period
Net premiums written	1%	0%	0%	3%	7%	3%
Adjusted net premiums written (2)	4%
Net premiums earned	4%	0%	0%	1%	6%	2%

Other ratios
Net premiums written/gross premiums written	74%	77%	76%	73%	76%	76%

(1)	See Non-GAAP Financial Measures.

(2)	Adjusted net premiums written is net premiums written adjusted for reinstatement premiums.

Insurance-Overseas General	Page 8

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Global Reinsurance

	1Q-11	4Q-10	3Q-10	2Q-10	1Q-10	Full Year 2010
Gross premiums written	$330	$146	$281	$320	$399	$1,146
Net premiums written	315	143	272	289	371	1,075
Net premiums earned	260	268	271	256	276	1,071
Losses and loss expenses	279	127	137	103	151	518
Policy acquisition costs	46	51	51	48	54	204
Administrative expenses	12	14	14	15	12	55

Underwriting income	(77)	76	69	90	59	294
Net investment income	72	75	71	73	69	288
Net realized gains (losses)	(13)	24	10	28	31	93
Other income (expense)	6	7	10	2	4	23
Income tax expense	10	11	12	9	10	42

Net income	(22)	171	148	184	153	656
Net realized gains (losses)	(13)	24	10	28	31	93
Net realized gains (losses) in other income (expense)	4	6	10	1	4	21
Tax expense on net realized gains (losses)	—	—	1	—	—	1

Income excluding net realized gains (losses) (1)	$(13)	$141	$129	$155	$118	$543

Combined ratio
Loss and loss expense ratio	107.3%	47.5%	50.4%	40.4%	54.7%	48.4%
Policy acquisition cost ratio	17.8%	19.0%	19.0%	18.5%	19.6%	19.0%
Administrative expense ratio	4.6%	5.2%	4.9%	5.8%	4.5%	5.1%

Combined ratio	129.7%	71.7%	74.3%	64.7%	78.8%	72.5%

Large losses and other items (before tax)
Reinstatement premiums collected	$1	$—	$—	$—	$2	$2
Catastrophe losses	$152	$5	$49	$5	$32	$91
Prior period development - unfavorable (favorable)	$(14)	$(12)	$(49)	$(31)	$(14)	$(106)
Loss and loss expense ratio excluding catastophe losses and prior period development	54.4%	50.3%	50.2%	50.9%	48.4%	50.0%

% Change versus prior year period
Net premiums written	-15%	-1%	32%	-12%	3%	4%
Net premiums earned	-6%	6%	10%	6%	16%	9%

Other ratios
Net premiums written/gross premiums written	95%	98%	97%	90%	93%	94%

(1)	See Non-GAAP Financial Measures.

Global Reinsurance	Page 9

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life

	1Q-11	4Q-10	3Q-10	2Q-10	1Q-10	Full Year 2010
Gross premiums written (1)	$416	$413	$378	$398	$390	$1,579
Net premiums written	409	407	373	391	385	1,556
Net premiums earned	399	388	386	388	380	1,542
Losses and loss expenses	128	117	119	129	131	496
Policy benefits	91	90	93	86	84	353
Policy acquisition costs	61	65	65	66	61	257
Administrative expenses	68	57	59	54	58	228
Net investment income	46	43	43	43	43	172

Life underwriting income (2)	97	102	93	96	89	380

Net realized gains (losses)	(13)	5	(85)	(155)	43	(192)
Interest expense	3	3	—	—	—	3
Other income (expense)	(5)	(9)	(5)	(3)	(3)	(20)
Income tax expense	13	16	16	16	14	62

Net income (loss)	63	79	(13)	(78)	115	103

Net realized gains (losses)	(13)	5	(85)	(155)	43	(192)
Net realized gains (losses) in other income (expense)	1	1	—	—	1	2
Tax expense (benefit) on net realized gains (losses)	—	5	—	1	1	7

Income excluding net realized gains (losses) (3)	$75	$78	$72	$78	$72	$300

Prior period development - unfavorable (favorable)	$—	$(2)	$(4)	$(3)	$—	(9)
Deposits collected on universal life and investment contracts (1)	$117	$93	$51	$58	$55	$257
Fees on universal life and investment contracts (1)	$11	$14	$10	$11	$7	$42

% Change versus prior year period
Net premiums written	6%	4%	0%	7%	11%	5%
Net premiums earned	5%	5%	7%	7%	13%	8%

(1)	Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues. Fees on universal life and investment contracts are revenue for GAAP and have been classified as gross premiums written.

(2)	We assess the performance of our Life business based on life underwriting income which includes net investment income.

(3)	See Non-GAAP Financial Measures.

Life	Page 10

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars) (Unaudited)

	Unpaid Losses			Net Paid to Incurred Ratio
	Gross	Ceded	Net
Balance at December 31, 2009	$37,783	$12,745	$25,038

Losses and loss expenses incurred	2,544	623	1,921
Losses and loss expenses paid	(2,491)	(729)	(1,762)	92%
Other (incl. foreign exch. revaluation)	(285)	(79)	(206)

Balance at March 31, 2010	$37,551	$12,560	$24,991

Losses and loss expenses incurred	2,725	925	1,800
Losses and loss expenses paid	(2,824)	(976)	(1,848)	103%
Other (incl. foreign exch. revaluation)	(390)	(135)	(255)

Balance at June 30, 2010	$37,062	$12,374	$24,688

Losses and loss expenses incurred	3,236	1,349	1,887
Losses and loss expenses paid	(3,010)	(1,139)	(1,871)	99%
Other (incl. foreign exch. revaluation)	454	166	288

Balance at September 30, 2010	$37,742	$12,750	$24,992

Losses and loss expenses incurred	2,350	379	1,971
Losses and loss expenses paid	(2,954)	(1,022)	(1,932)	98%
Other (incl. foreign exch. revaluation)	253	42	211

Balance at December 31, 2010	$37,391	$12,149	$25,242

Losses and loss expenses incurred	3,820	1,557	2,263
Losses and loss expenses paid	(2,847)	(884)	(1,963)	87%
Other (incl. foreign exch. revaluation)	479	161	318

Balance at March 31, 2011	$38,843	$12,983	$25,860

Add net recoverable on paid losses	—	766	(766)

Balance including net recoverable on paid losses	$38,843	$13,749	$25,094

Loss Reserve Rollforward	Page 11

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	March 31 2011	December 31 2010
Reinsurance recoverable on paid losses and loss expenses
Active operations	$595	$579
Brandywine	313	281
Westchester Run-off	26	26
Other Run-off	12	12

Total	$946	$898

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$10,893	$9,956
Brandywine	1,931	2,024
Westchester Run-off	463	468
Other Run-off	40	55

Total	$13,327	$12,503

Gross reinsurance recoverable
Active operations	$11,488	$10,535
Brandywine	2,244	2,305
Westchester Run-off	489	494
Other Run-off	52	67

Total	$14,273	$13,401

Provision for uncollectible reinsurance
Active operations	$(323)	$(324)
Brandywine	(172)	(175)
Westchester Run-off	(21)	(21)
Other Run-off	(8)	(10)

Total	$(524)	$(530)

Net reinsurance recoverable
Active operations	$11,165	$10,211
Brandywine	2,072	2,130
Westchester Run-off	468	473
Other Run-off	44	57

Total	$13,749	$12,871

Reinsurance Recoverable	Page 12

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	March 31 2011		December 31 2010
Market Value
Fixed maturities available for sale	$38,718		$37,539
Fixed maturities held to maturity	9,202		9,461
Short-term investments	2,375		1,983

Total	$50,295		$48,983

Asset Allocation by Market Value
Treasury	$1,880	4%	$2,075	4%
Agency	1,946	4%	2,015	4%
Corporate and asset-backed	15,818	31%	15,900	33%
Mortgage-backed	12,880	25%	12,362	25%
Municipal (1)	2,453	5%	2,449	5%
Non-U.S.	12,943	26%	12,199	25%
Short-term investments	2,375	5%	1,983	4%

Total	$50,295	100%	$48,983	100%

Note: Insured municipal bonds represent $695 million, or 28% of our municipal bond holdings.

Credit Quality by Market Value
AAA	$24,636	49%	$23,718	48%
AA	4,543	9%	4,714	10%
A	8,847	18%	8,482	17%
BBB	5,583	11%	5,487	11%
BB	3,473	7%	3,357	7%
B	2,500	5%	2,393	5%
Other	713	1%	832	2%

Total	$50,295	100%	$48,983	100%

Cost/Amortized Cost
Fixed maturities available for sale	$37,750		$36,542
Fixed maturities held to maturity	9,270		9,501
Short-term investments	2,375		1,983

Subtotal	49,395		48,026
Equity securities	510		666
Other investments	1,613		1,511

Total	$51,518		$50,203

Avg. duration of fixed maturities	3.8 years		3.7 years
Avg. market yield of fixed maturities (2)	3.5%		3.6%
Avg. credit quality	AA		AA
Avg. yield on invested assets (3)	4.3%		4.3%

(1)	The natural rating of the municipal portfolio is AA with 16% of our holdings pre-funded with AAA Federal securities. The portfolio is highly diversified predominantly in State general obligation bonds and essential service revenue bonds (education, utilities, water, power, sewers).

(2)	Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

(3)	Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Investments	Page 13

ACE Limited Investment Portfolio - 2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed Fixed Income Portfolio

Market Value at March 31, 2011

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$743	$—	$—	$—	$—	$743
FNMA	6,646	—	—	—	—	6,646
Freddie Mac	2,998	—	—	—	—	2,998

Total agency RMBS	10,387	—	—	—	—	10,387
Non-agency RMBS	325	17	21	37	707	1,107

Total residential mortgage-backed	10,712	17	21	37	707	11,494
Commercial mortgage-backed	1,342	25	16	3	—	1,386

Total mortgage-backed securities	$12,054	$42	$37	$40	$707	$12,880

Mortgage-backed securities total $12.9 billion, are rated predominantly AAA and comprise 26% of the fixed income portfolio. This compares to a 35% mortgage-backed weighting in representative indices of the U.S. fixed income market. The minimum rating for initial purchases of mortgage-backed securities is AAA.

Securities issued by Federal agencies with implied or explicit government guarantees total $10.4 billion and represent 90% of the residential mortgage-backed portfolio.

Non-agency residential mortgage-backed securities are backed by prime collateral, and broadly diversified in over 190,000 loans. The portfolio’s loan-to-value ratio is approximately 70% with an average FICO score of 730. With this conservative loan-to-value ratio and subordinated collateral of 10%, the cumulative 5-year foreclosure rate would have to rise to 15% and real estate values would have to fall 15% from their current levels before principal is impaired. The current foreclosure rate of ACE’s non-agency RMBS portfolio is 9%.

Commercial mortgage-backed securities of $1.4 billion are rated predominantly AAA, broadly diversified with over 17,000 loans and seasoned with 76% of the portfolio issued before 2006. The average loan-to-value ratio is approximately 69% with a debt service coverage ratio in excess of 1.7 and weighted average subordinated collateral of 33%. The cumulative foreclosure rate would have to rise to 42% before principal is impaired. The current foreclosure rate of the portfolio is about 2.7%.

Investments 2	Page 14

ACE Limited Investment Portfolio - 3 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed Fixed Income Portfolio

Amortized Cost at March 31, 2011

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$727	$—	$—	$—	$—	$727
FNMA	6,604	—	—	—	—	6,604
Freddie Mac	2,974	—	—	—	—	2,974

Total agency RMBS	10,305	—	—	—	—	10,305
Non-agency RMBS	333	19	23	42	817	1,234

Total residential mortgage-backed	10,638	19	23	42	817	11,539
Commercial mortgage-backed	1,283	24	15	3	—	1,325

Total mortgage-backed securities	$11,921	$43	$38	$45	$817	$12,864

Investments 3	Page 15

ACE Limited Investment Portfolio - 4 (in millions of U.S. dollars) (Unaudited)

U.S. Investment Grade Corporate and Asset-backed Fixed Income Portfolio

Market Value at March 31, 2011

	S&P Credit Rating
	AAA	AA	A	BBB	Total
Asset-backed	$210	$4	$11	$6	$231
Banks	483	255	2,108	251	3,097
Basic Materials	—	—	64	170	234
Communications	—	—	628	672	1,300
Consumer, Cyclical	—	61	201	179	441
Consumer, Non-Cyclical	53	471	367	572	1,463
Diversified Financial Services	43	53	149	209	454
Energy	77	14	182	499	772
Industrial	93	377	322	139	931
Utilities	7	—	398	525	930
All Others	113	69	369	337	888

Total	$1,079	$1,304	$4,799	$3,559	$10,741

U.S. Investment Grade Corporate Fixed Income Portfolio

The average credit quality of ACE’s US investment grade bond portfolio is high at A.

ACE prohibits investments in complex structured securities (e.g. CDOs, CLOs) and over-the-counter derivatives and does not permit the use of portfolio leverage.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 4	Page 16

ACE Limited Investment Portfolio - 5 (in millions of U.S. dollars) (Unaudited)

Below Investment Grade Corporate and Asset-backed Fixed Income Portfolio

Market Value at March 31, 2011

	S&P Credit Rating
	BB	B	CCC	Total
Asset-backed	$1	$15	$6	$22
Banks	35	34	—	69
Basic Materials	232	100	15	347
Communications	414	418	14	846
Consumer, Cyclical	321	319	25	665
Consumer, Non-Cyclical	585	433	5	1,023
Diversified Financial Services	24	22	7	53
Energy	693	187	9	889
Industrial	289	234	14	537
Utilities	230	100	—	330
All Others	150	141	5	296

Total	$2,974	$2,003	$100	$5,077

Below Investment Grade Corporate Fixed Income Portfolio

ACE manages high yield bonds as a distinct and separate asset class from investment grade bonds. ACE’s allocation to high yield bonds is explicitly set by internal management and is targeted to securities in the upper tier of credit quality (BB/B). Our minimum rating for initial purchase is BB/B.

Six external investment managers are responsible for high yield security selection and portfolio construction.

ACE’s high yield managers have a conservative approach to credit selection and very low historical default experience.

Securities holdings are highly diversified across industries and are subject to a 1.5% issuer limit as a percentage of high yield allocation. The portfolio comprises over 700 issuers with our largest current issuer exposure at $79 million. ACE monitors position limits on a daily basis through an internal compliance system.

Derivative and structured securities (e.g. credit default swaps, CLOs) are not permitted in high yield portfolios.

Investments 5	Page 17

ACE Limited Investment Portfolio - 6 (in millions of U.S. dollars) (Unaudited)

Non-U.S. Fixed Income Portfolio

Market Value at March 31, 2011

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$1,052	$—	$—	$—	$—	$1,052
Canada	903	—	—	—	—	903
Japan	—	387	—	—	—	387
Republic of Korea	—	13	345	—	—	358
Germany	350	—	—	—	—	350
Federative Republic of Brazil	—	—	—	231	—	231
Province of Ontario	—	199	—	—	—	199
France	165	—	—	—	—	165
Swiss Confederation	151	—	—	—	—	151
Province of Quebec	—	—	140	—	—	140
State of Queensland	70	41	—	—	—	111
Kingdom of Thailand	5	—	77	21	—	103
United Mexican States	—	—	27	51	—	78
Commonwealth of Australia	65	9	—	—	—	74
State of New South Wales	63	—	—	—	—	63
Taiwan	—	58	—	—	—	58
Dominion of New Zealand	55	—	—	—	—	55
People’s Republic of China	15	35	—	—	—	50
State of Victoria	49	—	—	—	—	49
Republic of Austria	47	—	—	—	—	47
Federation of Malaysia	12	—	32	—	—	44
Arab Republic of Egypt	22	—	—	—	21	43
State of Western Australia	37	—	—	—	—	37
State of Qatar	—	36	—	—	—	36
Province of Manitoba	—	33	—	—	—	33
Other Non-U.S. Government	189	109	65	31	36	430

Non-U.S. Government Securities	$3,250	$920	$686	$334	$57	$5,247
Non-U.S. Corporate	1,686	1,079	2,618	1,481	832	7,696

	$4,936	$1,999	$3,304	$1,815	$889	$12,943

Non-U.S. Fixed Income Portfolio

ACE’s non-U.S. investment grade fixed income portfolios are currency-matched with the insurance liabilities of ACE’s non-U.S. operations.

83% of ACE’s non-U.S. fixed income is denominated in G7 currencies.

Average credit quality of non-U.S. fixed income securities is very high at AA and 54% of holdings are rated AAA or guaranteed by governments or quasi-government agencies.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 6	Page 18

ACE Limited Investment Portfolio - 7 (in millions of U.S. dollars) (Unaudited)

Investment portfolio

Top 25 Exposures - Fixed Maturity Investments

March 31, 2011			Rating
1	General Electric Co	$467	AA+
2	JP Morgan Chase & Co	441	A+
3	Bank of America Corp	427	A
4	Citigroup Inc	327	A
5	Goldman Sachs Group Inc/The	316	A
6	Verizon Communications Inc	308	A-
7	Wells Fargo & Co	287	AA-
8	Morgan Stanley	281	A
9	AT&T INC	239	A-
10	HSBC Holdings Plc	234	AA-
11	Credit Suisse Group	176	A
12	Royal Bank of Scotland Group Plc	171	A
13	Lloyds Banking Group Plc	170	A
14	Comcast Corp	162	BBB+
15	Barclays PLC	162	A+
16	Kraft Foods Inc	158	BBB
17	ConocoPhillips	124	A
18	American Express	124	BBB+
19	UBS AG	121	A+
20	Time Warner Cable Inc	120	BBB
21	Banco Santander SA	119	AA
22	Pfizer Inc	106	AA
23	Anheuser-Busch InBev NV	105	BBB+
24	Dominion Resources Inc/VA	104	A-
25	BP PLC	102	A

Investments 7	Page 19

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended March 31, 2011
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$49	$(39)	$10
Equity securities	7	2	9
Equity and fixed income derivatives	(20)	—	(20)
Foreign exchange gains (losses)	(79)	—	(79)
Other	(1)	47	46

Sub-total	(44)	10	(34)
Mark-to-market gains (losses) from derivative transactions (2)	(1)	—	(1)

Total gains (losses)	(45)	10	(35)
Partially-owned entities and private equity investments (3)	34	—	34
Income tax expense (benefit)	(2)	(14)	(16)

Net gains (losses)	$(9)	$24	$15

(1)	Other-than-temporary impairments for the quarter include $4 million for fixed maturities.

(2)	The quarter includes no net realized gains or losses on the life reinsurance operations. A $71 million gain on guaranteed living benefit derivatives was offset by $71 million of losses on other derivatives, including S&P put options and futures.

(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

	Three months ended March 31, 2010
	Net Realized Gains (Losses) (4)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$81	$423	$504
Equity securities	45	(24)	21
Equity and fixed income derivatives	19	—	19
Foreign exchange gains (losses)	(9)	—	(9)
Other	4	55	59

Sub-total	140	454	594
Mark-to-market gains (losses) from derivative transactions (5)	28	—	28

Total gains (losses)	168	454	622
Partially-owned entities and private equity investments (6)	10	—	10
Income tax expense (benefit)	2	105	107

Net gains (losses)	$176	$349	$525

(4)	Other-than-temporary impairments for the quarter include $18 million for fixed maturities.

(5)	Includes $37 million of realized gains on the life reinsurance operations which comprises a $96 million gain on guaranteed minimum income benefit derivatives and $59 million of losses on other derivatives, including S&P put options and futures.

(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Investments Gains (Losses)	Page 20

ACE Limited Capital Structure (in millions of U.S. dollars) (Unaudited)

	March 31	December 31	December 31
	2011	2010	2009
Total short-term debt	$1,401	$1,300	$161
Total long-term debt	3,358	3,358	3,158

Total debt	$4,759	$4,658	$3,319

Total trust preferred securities	$309	$309	$309

Total shareholders’ equity	$23,376	$22,974	$19,667

Total capitalization	$28,444	$27,941	$23,295

Tangible capital (1)	$23,715	$23,277	$19,364

Leverage ratios
Debt/ total capitalization	16.7%	16.7%	14.2%
Debt plus trust preferred securities/ total capitalization	17.8%	17.8%	15.6%
Debt/ tangible capital	20.1%	20.0%	17.1%
Debt plus trust preferred securities/ tangible capital	21.4%	21.3%	18.7%

(1)	Tangible capital is equal to total capitalization less goodwill and other intangible assets.

Capital Structure	Page 21

ACE Limited Debt, Trust Preferred, and Credit Facilities (in millions of U.S. dollars) (Unaudited)

March 31, 2011

	Par Amount Outstanding	Carrying value	Coupon	Maturity Date
Debt and Trust Preferred
Repurchase Agreements (1)	$300	$300	0.24%	April 7, 2011
Repurchase Agreements	$100	$100	0.23%	May 4, 2011
Repurchase Agreements	$300	$300	0.27%	May 12, 2011
Repurchase Agreements	$701	$701	0.23%	June 6, 2011
ACE INA Holdings Inc. Senior Notes	$500	$500	5.88%	June 15, 2014
ACE INA Holdings Inc. Senior Notes	$450	$447	5.60%	May 15, 2015
ACE INA Holdings Inc. Senior Notes	$700	$699	2.60%	November 23, 2015
ACE INA Holdings Inc. Senior Notes	$500	$500	5.70%	February 15, 2017
ACE INA Holdings Inc. Senior Notes	$300	$300	5.80%	March 15, 2018
ACE INA Holdings Inc. Senior Notes	$500	$500	5.90%	June 15, 2019
ACE INA Holdings Inc. Debentures	$100	$100	8.88%	August 15, 2029
ACE Capital Trust II Preferred Securities	$309	$309	9.70%	April 1, 2030
ACE INA Holdings Inc. Senior Notes	$300	$299	6.70%	May 15, 2036
Other	$13	$13

	$5,073	$5,068

	Commitment	Usage		Maturity Date
Credit Facilities
Syndicated Letter of Credit Facility	$1,000	$526		November 8, 2012
Revolving Credit / LOC Facility	$500	$69		November 8, 2012
Bilateral Letter of Credit Facility	$500	$500		September 20, 2014
Funds at Lloyds Capital Facilities	$400	$340		December 31, 2015

	$2,400	$1,435

(1)	Subsequent to March 31, 2011, these repurchase agreements were rolled-over for additional 30 and 60-day terms.

Capital Structure 2	Page 22

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended March 31
	2011	2010
Numerator
Income to common shares, excl. net realized gains (losses) (1)	$268	$579
Net realized gains (losses), net of income tax	(9)	176

Net income available to the holders of common shares	$259	$755

Rollforward of Common Shares Outstanding
Shares - beginning of period	334,942,852	336,524,657
Issued under employee stock purchase plan	96,279	118,172
Shares granted	1,260,467	1,786,925
Issued for option exercises	874,266	180,964

Shares - end of period	337,173,864	338,610,718

Denominator
Weighted average shares outstanding	337,088,217	338,478,484
Effect of other dilutive securities	2,572,982	1,386,992

Adj. wtd. avg. shares outstanding and assumed conversions	339,661,199	339,865,476

Basic earnings per share
Income excluding net realized gains (losses) (1)	$0.80	$1.71
Net realized gains (losses), net of income tax	(0.03)	0.52

Net income	$0.77	$2.23

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$0.79	$1.70
Net realized gains (losses), net of income tax	(0.03)	0.52

Net income	$0.76	$2.22

(1)	See Non-GAAP Financial Measures.

Earnings per share	Page 23

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP). A reconciliation of book value per common share is provided on the next page.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses).

Income excluding net realized gains (losses) and the related tax expense (benefit) is a common performance measurement and non-GAAP measure. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned entities because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities.

In addition, income excluding net realized gains (losses), catastrophe losses and prior period development is also a non-GAAP measure. We present income excluding net realized gains (losses), catastrophe losses and prior period development in order that users of our financial information can view and assess the specific impact of catastrophe losses and prior period development on the relevant periods and because of the variance in those amounts in the comparable periods. Income excluding net realized gains (losses) and income excluding net realized gains (losses), catastrophe losses and prior period development should not be viewed as substitutes for net income determined in accordance with GAAP.

The following table presents the reconciliation of Net income to Income excluding net realized gains (losses), catastrophe losses, and prior period development:

	1Q-11	4Q-10	3Q-10	2Q-10	1Q-10	Full Year 2010
Net income, as reported	$259	$1,001	$675	$677	$755	$3,108
Net realized gains (losses)	(45)	305	(50)	9	168	432
Net realized gains (losses) in other income (expense) (1)	34	17	39	3	10	69
Income tax expense (benefit) on net realized gains (losses)	(2)	23	2	23	2	50

Income excluding net realized gains (losses)	268	702	688	688	579	2,657
Catastrophe losses, net of tax	443	42	86	62	149	339
Prior period development, net of tax (2)	(74)	(63)	(154)	(118)	(108)	(443)

Income excluding net realized gains (losses), catastrophe losses and prior period development, net of tax	$637	$681	$620	$632	$620	$2,553

(1)	Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).
(2)	For Q1 2010, prior period favorable development is net of $31 million, after-tax, for the annual crop insurance profit-sharing commission.

Reconciliation Non-GAAP	Page 24

ACE Limited Book Value and Book Value per Common Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Common Share

	March 31 2011	December 31 2010	March 31 2010
Shareholders’ equity	$23,376	$22,974	$20,636
Less: goodwill and other intangible assets	4,729	4,664	3,883

Numerator for tangible book value per share	$18,647	$18,310	$16,753

Denominator	337,173,864	334,942,852	338,610,718

Book value per common share	$69.33	$68.59	$60.94
Tangible book value per common share	$55.31	$54.66	$49.48

Reconciliation of Book Value

Shareholders’ equity, beginning of quarter	$22,974	$22,845	$19,667
Income excluding net realized gains (losses)	268	702	579
Net realized gains (losses), net of tax	(9)	299	176
Net unrealized gains (losses), net of tax	24	(569)	349
Repurchase of shares	—	(303)	—
Dividend declared on common shares	(113)	(113)	(105)
Cumulative translation, net of tax	168	47	(50)
Pension liability	(4)	6	4
Other (1)	68	60	16

	$23,376	$22,974	$20,636

(1)	Other includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 25

ACE Limited Comprehensive Income (in millions of U.S. dollars) (Unaudited)

Consolidated Statement of Comprehensive Income

	1Q-11	4Q-10	3Q-10	2Q-10	1Q-10	Full Year 2010
Net income	$259	$1,001	$675	$677	$755	$3,108

Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments	66	(497)	953	487	583	1,526
Reclassification adjustment for net realized (gains) losses included in net income	(56)	(286)	(120)	(97)	(129)	(632)
Change in cumulative translation adjustments	232	66	186	(169)	(90)	(7)
Change in minimum pension liability	(6)	9	(6)	2	6	11
Income tax (expense) benefit related to other comprehensive income items	(48)	192	(197)	(55)	(67)	(127)

Other comprehensive income	188	(516)	816	168	303	771

Comprehensive income	$447	$485	$1,491	$845	$1,058	$3,879

Comprehensive Income	Page 26

ACE Limited Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income excluding net realized gains (losses) divided by average shareholders’ equity for the period excluding unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity. To annualize a quarterly rate multiply by four.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Combined Insurance: Combined Insurance Company of America, acquired April 1, 2008.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business. Calculated on a GAAP basis.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income excluding net realized gains (losses).

G7: A group of seven industrialized nations including Canada, France, Germany, Italy, Japan, United Kingdom, and the United States.

Life underwriting income: Net premiums earned and net investment income less policy benefits, acquisition costs, and administrative expenses.

NM: Not meaningful.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Glossary	Page 27